UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : July 22, 2021

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On July 22, 2021, Peoples Bancorp Inc. (“Peoples”) held a special meeting of shareholders via live webcast (the “Special Meeting”), with 13,694,954 (69.67%) of the 19,656,680 common shares outstanding and entitled to vote on the May 28, 2021 record date represented in person or by proxy.

The following proposals were approved by Peoples' shareholders at the Special Meeting: (1) to adopt and approve the Agreement and Plan of Merger dated as of March 26, 2021, by and between Peoples and Premier Financial Bancorp, Inc., and the transactions contemplated thereby, including the issuance of Peoples common shares; (2) to approve an amendment to Peoples’ amended articles of incorporation to increase the number of authorized shares of Peoples common shares from 24,000,000 shares to 50,000,000 shares; and 3) to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes to adopt and approve the Agreement and Plan of Merger. The following is a summary of the voting results:

Proposal	For	Against	Abstentions	Broker Non-Votes
Plan of Merger	13,549,379	92,196	53,378	—

Proposal	For	Against	Abstentions	Broker Non-Votes
Increase in Common Shares	13,462,475	202,648	29,830	—

Proposal	For	Against	Abstentions	Broker Non-Votes
Adjournment	12,760,734	878,280	55,938	—

Item 8.01 Other Events.
On July 22, 2019, Peoples Bancorp Inc. (“Peoples”), parent company of Peoples Bank, issued a press release announcing that it has received all necessary regulatory approvals for the merger between Peoples and Premier Financial Bancorp, Inc. (“Premier”), with Peoples as the surviving corporation (the “Merger”), and for the mergers between Peoples Bank and Premier’s wholly owned subsidiary banks, Citizens Deposit Bank and Trust, Inc. and Premier Bank, Inc., with Peoples Bank as the surviving bank.

The Agreement and Plan of Merger dated as of March 26, 2021, by and between Peoples and Premier, was approved by Peoples’ shareholders on July 22, 2021, and by Premier’s shareholders on July 1, 2021.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit Number	Description
99	Regulatory and Shareholder Approval of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 23, 2021	By:/s/	CHARLES W. SULERZYSKI
Charles W. Sulerzyski
President and Chief Executive Officer